UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): November 15, 2004

Federal National Mortgage Association

(Exact name of registrant as specified in its charter)

Fannie Mae

Federally chartered corporation	000-50231	52-0883107
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification Number)

3900 Wisconsin Avenue, NW	20016
Washington, DC	(Zip Code)
(Address of principal executive offices)

Registrant’s telephone number, including area code: 202-752-7000

(Former Name or Former Address, if Changed Since Last Report):__________________

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02. Results of Operations and Financial Condition.

     On November 15, 2004, Fannie Mae (formally, the Federal National Mortgage Association) announced that it had filed a Form 12b-25 with the Securities and Exchange Commission regarding its Form 10-Q filing for the quarter ended September 30, 2004. The announcement, a copy of which is filed as Exhibit 99.1 to this report, is incorporated herein by reference.

     The information in this item shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

Item 9.01. Financial Statements and Exhibits.

     (c) Exhibits.

The following exhibit is submitted herewith:

Exhibit Number	Description of Exhibit

99.1	November 15, 2004 announcement that Fannie Mae filed a Form 12b-25 with the Securities and Exchange Commission.

     Exhibit 99.1 shall be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

FEDERAL NATIONAL MORTGAGE ASSOCIATION

By           /s/ Leanne G. Spencer
                    Leanne G. Spencer
                    Senior Vice President and Controller

Date: November 15, 2004

EXHIBIT INDEX

     The following exhibit is submitted herewith.

Exhibit Number	Description of Exhibit

99.1	November 15, 2004 announcement that Fannie Mae filed a Form 12b-25 with the Securities and Exchange Commission.